[Logo]

The Argentina Fund, Inc.
Annual Report

October 31, 1997


A closed-end investment company seeking long-term capital appreciation through investments primarily in the equity securities of Argentine issuers.
The Argentina Fund, Inc.

[Logo] The Argentina Fund, Inc.
================================================================================
Investment objective and policies

o long-term capital appreciation through investment primarily in equity securities of Argentine issuers

Investment characteristics

o    investments in a broad spectrum of Argentine industries

o    non-diversified closed-end investment company

o a vehicle for international diversification through participation in the Argentine economy


General Information
================================================================================
Executive Offices

         The Argentina Fund, Inc.
         345 Park Avenue
         New York, NY 10154

         For Fund information: 1-800-349-4281

Transfer Agent, Registrar and Dividend
Reinvestment Plan Agent

         For account information: 1-800-426-5523
         State Street Bank and Trust Company
         P.O. Box 8200
         Boston, MA 02266-8200

Legal Counsel

         Willkie Farr & Gallagher

Custodian

         Brown Brothers Harriman & Co.

Independent Accountants

         Coopers & Lybrand L.L.P.

New York Stock Exchange Symbol -- AF


Contents
================================================================================
In Brief                                                3

Letter to Shareholders                                  3

Investment Summary                                      6

Portfolio Summary                                       7

Investment Portfolio                                    8

Financial Statements                                   11

Financial Highlights                                   14

Notes to Financial Statements                          15

Report of Independent Accountants                      19

Shareholder Meeting Results                            20

Dividend Reinvestment and
    Cash Purchase Plan                                 21

Investment Manager                                     23

Advisory Board                                 Back cover

Directors and Officers                         Back cover


This report is sent to the shareholders of The Argentina Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of the Fund or of any securities mentioned in the report.

[Logo] The Argentina Fund, Inc.
In Brief
================================================================================

o The Argentina Fund, Inc. provided a 17.94% total return for the 12-month period ended October 31, 1997, based on net asset value. The price of the Fund's publicly traded shares also increased, contributing to a 9.84% return for the period.

o The turmoil in Southeast Asia took its toll on Latin America late this year, as investors looked to reduce their overall risk profile.

o The Fund increased its cash and cash equivalents position at the end of the year, reducing its exposure to electric utility companies and focusing its purchases on companies with strong cash flows and dollar-based revenues.

o The Argentine economy outpaced consensus forecasts during the year and is expected to grow 4 - 5% in 1998. A newly elected Congress is expected to leave existing economic policy intact.


Letter to Shareholders
================================================================================
Dear Shareholders:

The Argentina Fund, Inc., finished the 1997 fiscal year with a 17.94% total return, based on an increase in net asset value (NAV) and a $0.33 per share income distribution. The Fund's NAV fluctuated over the 12-month period, ending at $14.60 per share on October 31, 1997, $1.90 more than at the start of the year. The unmanaged IFC Argentina Global Total Return Index, the Fund's benchmark index, gained 20.77% over the same period. The price of the Fund's shares as quoted on the New York Stock Exchange ended the period at $12.312 per share, contributing to a return of 9.84%.

Asian Turmoil Reaches Latin America

The strong performance of the Argentine economy throughout 1997, which was reflected in the stock market, suffered a setback at the end of the Fund's fiscal year. The devaluation beginning in July of several Southeast Asian currencies, rising interest rates, concerns over widening current account deficits, and weakened banking systems led to a stock market sell-off in the region that eventually spread to Latin America. The weak side of the globalization of economies came to the fore, as investors reduced their risk profile worldwide. In addition to a reduced appetite for risk, investors were forced to take profits in their Latin American holdings to raise cash to meet redemptions. Finally, many investors have legitimate concerns over the sustainability of the current economic programs in Brazil, Argentina's neighbor and largest trading partner, given Brazil's currently high interest rates, overvalued currency, and burgeoning current account deficit in the environment of reduced global liquidity.

As we write, neither the outcome of the situation in Asia nor its ramifications for Latin America are yet clear. Further pressure on the currencies of Asian countries -- particularly Hong Kong, which has a Currency Board similar to Argentina; and South Korea, the 11th-largest economy in the world -- would have severely negative implications for Brazil, and Argentina would be caught in its downdraft. We would emphasize, however, that the problems currently plaguing the Asian economies -- a speculative real estate bubble, a severely weakened banking sector, excess capacity, and significant overindebtedness at both the corporate

[Logo] The Argentina Fund, Inc.
Letter to Shareholders
================================================================================
and government levels -- differ substantially from the situation in Argentina and Brazil. Both Argentina and Brazil have a relatively strong banking system, a fairly low level of indebtedness at the corporate sector, and only recently have begun to produce at levels approaching full capacity. This relatively more positive situation is due primarily to the crisis brought about by the 1994 devaluation of the Mexican peso, which forced Argentina to strengthen its banking system and to reinforce its commitment to the Convertibility Plan, whereby the monetary base of the economy is supported 100% by the country's dollar reserve position. In Brazil, the implementation of the Real Plan in 1994 had begun to have a positive impact on the economic fundamentals of the country, although concern had grown over the lack of progress at the government level in the past six months. While we believe a positive outcome is likely, given Brazil's recent measures to reduce its fiscal deficit, high interest rates -- due both to the heightened concerns over risk as well as Brazil's efforts to protect its foreign reserves -- will lead to slower growth in both countries.

Argentine Economy Still on Track

Although growth estimates are being revised downward for 1998, the Argentine economy consistently beat expectations in the year just ended. After the brief but painful recession of 1995, the economy grew at a rate of 4.3% in 1996 and is expected to grow a remarkable 7.3% this year. Consensus forecasts for 1998, while still preliminary, are in the 4-5% range currently.

One of the primary drivers of economic growth has been the return of liquidity after the severe monetary contraction of 1995. The macroeconomic stability and low inflation resulting from the country's Convertibility Plan have greatly increased business confidence and encouraged higher capital spending. The integration of Argentina with other Latin American economies through the Mercosur free-trade block and high returns on investment in Argentina's natural resource sector have led to increased direct foreign investment, which in turn has contributed to a strong recovery in industrial production and fueled a rebound in the stock market. After declining more than 16% in 1995, gross fixed investment increased by 8% in 1996 and is forecast to grow by more than 23% this year. The strength of investment growth since the introduction of Convertibility has been one of the major factors behind the country's sharp increase in productivity, which has allowed the economy to expand without an increase in inflation. This productivity improvement has not yet been apparent in the small- and medium-sized business sector due to an absence of competitively priced financing. While the banking sector has continually indicated its desire to expand its credit activities into this area, to date there has been little success, given the nascent credit analysis process at most banks. The increasing foreign ownership of Argentine banks should bring some expertise to this area over time, which should positively affect job creation and reduce unemployment. One area of success has been the development of longer-term mortgage financing, which has led to growth in the real estate and construction sectors.

The fact that growth in Argentina increasingly is the result of long-term productive assets -- as opposed to a short-term boom in domestic consumption -- has lessened the market's perception of risk and is leading to a decline in interest rates. With the resumption of healthy growth last year, tax revenues have grown significantly and the government deficit has declined from $6.4 billion in 1996 to an estimated $2.8 billion this year.

A Change in the Political Landscape

Recent Congressional elections in Argentina resulted in a significant victory for the Partido Alianza, the coalition party formed to oppose the Partido Justicialista of President Menem. The Alianza was created as a coalition of two separate political organizations, the Union Civica Radical party and the Frepaso

[Logo] The Argentina Fund, Inc.
Letter to Shareholders
================================================================================
party. The Alianza won 46 of the 127 seats contested in the lower house of Congress -- including the politically important province of Buenos Aires and the city of Buenos Aires -- and 46.7% of votes nationwide, unseating the Partido Justicialista's majority. While the change in the balance of power within Congress could slow the passage of certain major initiatives, such as labor and judicial reform, we do not believe that any significant changes in the current economic program are likely. In fact, the Alianza stands firmly behind most of the economic policies of the current government -- especially continued openness of the economy and the Law of Convertibility -- campaigning instead on the issues of better management within government, the rooting out of corruption, and equality of economic growth. Much of the efforts of both parties going forward will be directed toward the Presidential elections of 1999.

Fund Strategy

The Argentina Fund continues to capitalize on several long-term investment themes, including the development of the country's natural resources and a focus on companies benefiting from foreign investment.

During the first half of the fiscal year, the Fund's electric utility weighting was reduced, based on our expectations for lower utility rates and increased competition. With the proceeds, we increased the Fund's weighting in the telecommunications sector, taking advantage of what we believed were attractive valuations. Anticipating a spillover effect from declines in other markets, we raised the Fund's cash position during the late summer and early fall by taking profits in some of our larger holdings, which we believed had become fully valued. We reduced our bank holdings slightly in anticipation of the initial public offering of Banco Rio, in which we took a position. We increased our position in some smaller, less liquid securities in the autoparts and food sectors that were trading at attractive valuations, reducing our holdings in a less well-positioned auto manufacturer. The Fund's strategy of investing in companies with strong cash flows and dollar-based revenues paid off during the recent downturn. YPF, the Fund's largest holding, with a P/E ratio of 10.9 based on next year's earnings, declined just 0.47% in the quarter ended October 31, 1997, compared with 22% for the Merval index.

A Bumpy Road to a Brighter Future

Although much progress has been made toward economic self-sufficiency, Argentina, with foreign financing requirements of $12 billion in long-term credit and $3 billion in short-term credit in 1998, is still dependent on strong global liquidity flows and the economic strength of Brazil. We expect continued market volatility over the short-term, focused around the economic strength of Brazil and coincident with a rise in short-term interest rates and a moderate decline in economic activity.

Longer-term, we believe the outlook for Argentine equities is quite good. The country's banks are stronger than during the 1994-95 emerging-markets crisis, there is less corporate and public debt, and Convertibility remains intact. Argentina's rapid economic growth is investment-led, tax revenues are up, and interest rates should -- once the markets settle down -- resume their downward trajectory. As Argentina's pension fund system continues to grow, domestic savings should increase and the economy should become less reliant on foreign capital flows.

As always, if you have any questions about the Fund, please do not hesitate to contact us at 1-800-349-4281. Thank you for your continued interest in The Argentina Fund, Inc.

Respectfully,

/s/Nicholas Bratt

Nicholas Bratt
Chairman of the Board
and President

[Logo] THE ARGENTINA FUND, INC.
INVESTMENT SUMMARY AS OF OCTOBER 31, 1997
-------------------------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER  -24.81        --      -14.52         --      -17.94        --
ONE YEAR           9.84       9.84      17.94       17.94      20.77      20.77
THREE YEAR        -5.91      -2.01      12.30        3.94      20.53       6.23
FIVE YEAR         46.61       7.95      78.96       12.34     117.08      16.46
LIFE OF FUND*     18.11       2.80      53.07        7.31      48.28       6.78

-------------------------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED OCTOBER 31

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.



                       1991*    1992    1993    1994    1995    1996    1997
                     ----------------------------------------------------------
NET ASSET VALUE...   $10.99   $ 9.35  $12.69  $14.53  $10.27  $12.70   $14.60
INCOME DIVIDENDS..   $   --   $  .06  $  .05  $  .14  $  .27  $  .33   $  .33
CAPITAL GAINS
DISTRIBUTIONS.....   $   --   $   --  $  .09  $  .02  $  .46  $   --   $   --
TOTAL RETURN (%)..      .09   -14.55   37.55   15.58  -24.94   26.86    17.94



(a) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) IFC Argentina Global Total Return Index U.S.$.

  * The Fund commenced operations on October 22, 1991. Index return begins on October 31, 1991.

    PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE
    FUND.

[Logo] THE ARGENTINA FUND, INC.
PORTFOLIO SUMMARY AS OF OCTOBER 31, 1997
---------------------------------------------------------------------------
DIVERSIFICATION

Equity Securities  95%
Cash Equivalents    5%
                  ----
                  100%
                  ====
A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
SECTORS

Energy             25%
Communications     17%
Consumer Staples   16%
Financial          13%
Utilities          12%
Metals & Minerals   9%
Construction        4%
Durables            2%
Other               2%
                  ----
                  100%
                  ====

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

---------------------------------------------------------------------------
TEN LARGEST EQUITY HOLDINGS

 1. YPF S.A.

 2. TELECOM ARGENTINA S.A.

 3. TELEFONICA DE ARGENTINA S.A.

 4. PEREZ COMPANC S.A.

 5. QUILMES INDUSTRIAL S.A.

 6. SIDERAR SAIC

 7. INVERSIONES Y REPRESENTACIONES S.A.

 8. METROGAS S.A.

 9. LOMA NEGRA CIA, S.A.

10. NOBLEZA PICCARDO

[Logo] The Argentina Fund, Inc.
Investment Portfolio as of October 31, 1997

=================================================================================================================
                                  Principal                                                              Market
        Industry                  Amount ($)                                                            Value ($)
-----------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS 1.7%

                                  2,264,000     Repurchase Agreement with Donaldson, Lufkin &
                                                  Jenrette dated 10/31/97 at 5.7% to be
                                                  repurchased at $2,265,075 on 11/3/97,
                                                  collateralized by a $2,221,000 U.S. Treasury
                                                  Bond, 6.375%, 7/15/99 (Cost $2,264,000)............   2,264,000
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
SHORT-TERM NOTES 3.7%

                                  5,000,000     Federal Home Loan Bank Discount Note, 11/3/97
                                                  (Cost $4,998,472) .................................   4,998,472
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS 2.3%

                                    Shares
                                  ---------
COMMUNICATIONS
  Telephone/Communications           58,545     Nortel Inversora "A" (ADR)(b)  ......................     744,692
                                    118,685     Nortel Inversora "B" (ADR)(b)  ......................   2,373,700
                                                                                                      -----------
                                                Total Preferred Stocks (Cost $2,161,637) ............   3,118,392
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
COMMON STOCKS 92.3%

CONSUMER DISCRETIONARY 0.3%
  Specialty Retail                  103,822     Grimoldi S.A. "B"*(b)  ..............................     340,813

CONSUMER STAPLES 15.6%
  Alcohol & Tobacco 7.5%            192,500     Companhia Cervejaria Brahma (ADR)(c)  ...............   2,478,438
                                    574,972     Massalin Particulares S.A.(b)  ......................   3,106,728
                                    838,919     Nobleza Piccardo S.A. ...............................   4,448,962
                                                                                                      -----------
                                                                                                       10,034,128
                                                                                                      -----------
  Food & Beverage 8.1%            1,418,627     Bagley y Cia Ltd. S.A."B" ...........................   2,498,295
                                    264,323     CINBA S.A. ..........................................     396,725
                                    574,280     Cresud S.A. Comercial* ..............................   1,051,569
                                    529,250     Quilmes Industrial S.A. .............................   6,615,625
                                    188,400     Quimica Estrella "B"* ...............................     241,298
                                                                                                      -----------
                                                                                                       10,803,512
                                                                                                      -----------

   The accompanying notes are an integral part of the financial statements.
                                        8

[Logo] The Argentina Fund, Inc.
Investment Portfolio

=================================================================================================================
                                                                                                         Market
        Industry                    Shares                                                              Value ($)
-----------------------------------------------------------------------------------------------------------------
COMMUNICATIONS 14.0%
  Telephone / Communications        461,232     Telecom Argentina S.A. "B"(ADR) .....................  11,674,935
                                  2,498,000     Telefonica de Argentina S.A. "B" ....................   7,048,624
                                                                                                      -----------
                                                                                                       18,723,559
                                                                                                      -----------

FINANCIAL 12.6%
  Banks 7.6%                        111,000     Banco Bradesco S.A. (ADR) (c) .......................     874,124
                                    416,688     Banco Frances del Rio de la Plata ...................   3,439,757
                                    154,000     Banco Rio de la Plata S.A. (ADR)* ...................   1,617,000
                                    691,570     Banco de Galicia y Buenos Aires "B" .................   4,290,330
                                                                                                      -----------
                                                                                                       10,221,211
                                                                                                      -----------
  Other Financial Companies 0.8%  1,000,000     BI S.A. "A" (b) .....................................   1,080,000
                                                                                                      -----------
  Real Estate 4.2%                  166,886     Inversiones y Representaciones S.A. (GDR) ...........   5,632,403
                                                                                                      -----------

DURABLES 2.2%
  Automobiles                       183,750     Compania Interamericana de Automoviles S.A. .........     354,852
                                     41,000     Mirgor Sacifia"C"* ..................................   1,464,586
                                    350,000     Mirgor Sacifia  "C" (ADR)* ..........................   1,120,000
                                                                                                      -----------
                                                                                                        2,939,438
                                                                                                      -----------
MANUFACTURING 1.4%
  Chemicals                       1,295,394     Atanor S.A. "D"                                         1,840,573
                                                                                                      -----------

ENERGY 23.5%
  Oil & Gas Production 6.5%       1,073,702     Perez Companc S.A. "B" ..............................   6,725,443
                                    100,000     Petroleo Brasileiro S.A. (ADR)(c)  ..................   1,950,000
                                                                                                      -----------
                                                                                                        8,675,443
                                                                                                      -----------
  Oil Companies 17.0%             1,959,700     Astra CAPSA .........................................   3,058,983
                                    620,000     YPF S.A. "D" (ADR) ..................................  19,840,000
                                                                                                      -----------
                                                                                                       22,898,983
                                                                                                      -----------

METALS & MINERALS 8.2%
  Steel & Metals                     70,000     Companhia Vale do Rio Doce (ADR)(c)  ................   1,365,000
                                  1,270,505     Dalmine Siderca .....................................   3,114,622
                                  1,263,541     Siderar "A" SAIC ....................................   6,574,391
                                                                                                      -----------
                                                                                                       11,054,013
                                                                                                      -----------
CONSTRUCTION 3.5%
  Building Materials 3.4%           150,624     Loma Negra Cia. S.A.*(b)  ...........................   4,518,720
                                                                                                      -----------
  Miscellaneous 0.1%                262,240     Guillermo Decker S.A."B"*  ..........................     183,679
                                                                                                      -----------

   The accompanying notes are an integral part of the financial statements.
                                        9

[Logo] The Argentina Fund, Inc.
Investment Portfolio

=================================================================================================================
                                                                                                         Market
        Industry                    Shares                                                              Value ($)
-----------------------------------------------------------------------------------------------------------------

UTILITIES 11.0%
  Electric Utilities 4.2%           675,700     Capex S.A. "A" ......................................   3,583,378
                                    240,824     Central Costanera "B" ...............................     556,640
                                    207,996     Central Puerto S.A. "B" .............................     457,868
                                     77,143     Electricidad Argentina S.A. "A" (ADR)*(b)  ..........   1,080,002
                                                                                                      -----------
                                                                                                        5,677,888
                                                                                                      -----------
  Natural Gas Distribution 6.8%     672,675     MetroGas S.A. "B" (ADR) .............................   4,876,894
                                  2,256,215     Transportadora de Gas del Sur "B" ...................   4,289,404
                                                                                                      -----------
                                                                                                        9,166,298
                                                                                                      -----------
                                                TOTAL COMMON STOCKS (Cost $104,392,614) ............  123,790,661
                                                                                                      -----------
-----------------------------------------------------------------------------------------------------------------
                                                TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                                  (Cost $113,816,723) (a) ..........................  134,171,525
                                                                                                      ===========
-----------------------------------------------------------------------------------------------------------------


NOTES TO INVESTMENT PORTFOLIO

*    Non-income producing security.

(a) The cost for federal income tax purposes was $113,948,476. At October 31, 1997, net unrealized appreciation for all securities based on tax cost was $20,223,049. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $30,398,470, and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $10,175,421.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $13,244,655 (9.79% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at October 31, 1997 aggregated $13,498,471. These securities may also have certain restrictions as to resale.

(c) Investments in Brazilian companies aggregating $6,667,562 (4.9% of net assets).



   The accompanying notes are an integral part of the financial statements.
                                        10

[Logo] The Argentina Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 1997
--------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $113,816,723) ..            $134,171,525
Cash ...................................................                     365
Receivable for investments sold ........................               1,477,440
Dividends and interest receivable ......................                  52,459
Other assets ...........................................                   1,781
                                                                    ------------
    Total assets .......................................             135,703,570

LIABILITIES
Payables:
  Accrued management fee ............................... $160,990
  Other payables and accrued expenses ..................  215,260
                                                         --------
    Total liabilities ..................................                 376,250
                                                                    ------------
Net assets, at market value ............................            $135,327,320
                                                                    ============

NET ASSETS
Net assets consist of:
  Undistributed net investment income                                 $1,034,890
  Net unrealized appreciation (depreciation) from:
    Investments                                                       20,354,802
    Argentine Peso related transactions                                     (266)
  Accumulated net realized loss                                          (48,105)
  Paid-in capital                                                    113,985,999
                                                                    ------------
Net assets, at market value                                         $135,327,320
                                                                    ============
NET ASSET VALUE per share ($135,327,320/9,266,717 shares
  of common stock issued and outstanding, $.01 par value,
  100,000,000 shares authorized)                                    $      14.60
                                                                    ============



    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[Logo] The Argentina Fund, Inc.
Financial Statements
================================================================================

------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 1997
------------------------------------------------------------------------------------------------
INVESTMENT INCOME
   Income:
      Dividends (net of foreign taxes withheld of $6,727) ..........                 $ 4,852,049
      Interest .....................................................                     332,492
                                                                                     -----------
                                                                                       5,184,541

   Expenses:
      Management fee ...............................................  $ 1,696,831
      Custodian and accounting fees ................................      369,138
      Directors' fees and expenses .................................       80,239
      Advisory Board fees and expenses .............................       23,436
      Reports to shareholders ......................................       84,426
      Auditing .....................................................       70,072
      Services to shareholders .....................................       35,765
      Legal ........................................................       11,710
      Other ........................................................       39,580      2,411,197
                                                                      -----------    -----------
   Net investment income ...........................................                   2,773,344
                                                                                     -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
   Net realized gain (loss) from:
      Investments ..................................................    4,599,484
      Argentine peso related transactions ..........................      (10,900)     4,588,584
                                                                      -----------    -----------
   Net unrealized appreciation (depreciation) during the period on:
      Investments ..................................................   13,315,525
      Argentine peso related transactions ..........................         (266)    13,315,259
                                                                      -----------    -----------
   Net gain on investment transactions .............................                  17,903,843
                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............                 $20,677,187
                                                                                     ===========


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[Logo] The Argentina Fund, Inc.
Financial Statements
================================================================================

--------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------------------------------


                                                                               YEARS ENDED OCTOBER 31,
                                                                           -----------------------------
INCREASE (DECREASE) IN NET ASSETS                                              1996            1997
--------------------------------------------------------------------------------------------------------
Operations:
    Net investment income ..............................................   $  2,773,344     $  2,434,725
    Net realized gain from investment transactions .....................      4,588,584        1,285,565
    Net unrealized appreciation on investment transactions
            during the period ..........................................     13,315,259       21,849,181
                                                                           ------------     ------------
Net increase in net assets resulting from operations ...................     20,677,187       25,569,471
                                                                           ------------     ------------
Distributions to shareholders from:
    Net investment income ..............................................     (3,055,188)      (3,059,725)
                                                                           ------------     ------------
Fund share transactions:
    Reinvestment of distributions ......................................        109,275          178,285
                                                                           ------------     ------------
INCREASE IN NET ASSETS .................................................     17,731,274       22,688,031
                                                                           ------------     ------------

Net assets at beginning of period ......................................    117,596,046       94,908,015
                                                                           ------------     ------------
NET ASSETS AT END OF PERIOD (including undistributed net investment
    income of $1,034,890 and $1,322,732, respectively) .................   $135,327,320     $117,596,046
                                                                           ============     ============
OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period ..............................      9,258,146        9,244,879
    Shares issued to shareholders in reinvestment of distributions .....          8,571           13,267
                                                                           ------------     ------------
Shares outstanding at end of period ....................................      9,266,717        9,258,146
                                                                           ============     ============




    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------

[Logo] The Argentina Fund, Inc.
Financial Highlights
================================================================================

----------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER
PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
----------------------------------------------------------------------------------------------------------


                                                                     Years Ended October 31,
                                                        --------------------------------------------------
                                                         1995       1996       1997       1993      1994
----------------------------------------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .................  $12.70     $10.27     $14.53     $12.69     $ 9.35
                                                        ------     ------     ------     ------     ------
Income from investment operations:
   Net investment income(a) ..........................     .30        .26        .31        .21        .05
   Net realized and unrealized gain (loss) on
      investment transactions ........................    1.93       2.50      (3.84)      1.83       3.43
                                                        ------     ------     ------     ------     ------
Total from investment operations .....................    2.23       2.76      (3.53)      2.04       3.48
Less distributions from:
   Net investment income .............................    (.33)      (.33)      (.27)      (.14)      (.05)
   Net realized gains on investment transactions .....      --         --       (.46)      (.02)      (.09)
                                                        ------     ------     ------     ------     ------
Total distributions ..................................    (.33)      (.33)      (.73)      (.16)      (.14)
                                                        ------     ------     ------     ------     ------
Antidilution resulting from offering of
      second tranche .................................      --         --         --        .04         --
                                                        ------     ------     ------     ------     ------
Second tranche offering costs ........................      --         --         --       (.08)        --
                                                        ------     ------     ------     ------     ------
Net asset value, end of period .......................  $14.60     $12.70     $10.27     $14.53     $12.69
                                                        ======     ======     ======     ======     ======
Market value, end of period ..........................  $12.31     $11.50     $10.13     $14.63     $14.00
                                                        ======     ======     ======     ======     ======
TOTAL RETURN
Per share market value (%) ...........................    9.84      16.52     (26.48)      5.45      47.41
Per share net asset value (%)(b) .....................   17.94      26.86     (24.94)     15.58      37.55
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions) ...............     135        118         95        134         74
Ratio of operating expenses to average
      net assets (%) .................................    1.71       1.90       1.98       1.87       2.37
Ratio of net investment income to average
      net assets (%) .................................    1.96       2.11       2.71       1.48        .48
Portfolio turnover rate (%) ..........................    32.0       19.0       25.0       16.7       32.5
Average commission rate paid (c) .....................  $.0212     $.0207         --         --         --




(a)  Based on monthly average of shares outstanding during the period.

(b) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.

(c) Average commission rate paid per share of common and preferred stocks is calculated for fiscal years ending on or after October 31, 1996.




--------------------------------------------------------------------------------

[Logo] The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================

A. SIGNIFICANT ACCOUNTING POLICIES

The Argentina Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq System, for which there have been sales, are valued at the most recent sale price reported on such system. If there are no such sales, the value is the high or "inside" bid quotation. Securities which are not quoted on the Nasdaq System but are traded in another over-the-counter market are valued at the most recent sale price on such market. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

Portfolio debt securities other than money market securities are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value, depending on the maturity of the repurchase agreement, is equal to at least 100.5% of the repurchase price.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. During the period, the Fund utilized forward contracts as a hedge in connection with portfolio purchases and sales of securities denominated in foreign currencies.

Forward contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain/loss is recorded daily. Forward contracts having the same settlement date and broker are offset and any gain
(loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of the forward contract to buy and the forward contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

[Logo] The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================

Certain risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Argentine peso transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rate of exchange, and

     (ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the daily rate of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments. Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sale of Argentine pesos, and gains and losses between the ex and payment dates on dividends and interest. At October 31, 1997 the exchange rate for the Argentine peso was U.S. $1 to .99942 Argentine peso.

TAXATION. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute substantially all of its investment company taxable income to its shareholders. Accordingly, the Fund paid no U.S. federal income taxes, and no federal income tax provision was required. Under Argentine tax laws, the Fund is not subject to withholding taxes on dividends.

DISTRIBUTION OF INCOME AND GAINS. Distribution of net investment income is made annually. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders annually. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities, passive foreign investment companies, and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

[Logo] The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================

OTHER. Investment security transactions are accounted for on a trade-date basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. All discounts are accreted for both tax and financial reporting purposes.

B. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $43,168,069 and $45,023,985, respectively.

C. RELATED PARTIES

Under the Fund's Investment Advisory, Management and Administration Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.20% of the Fund's average weekly net assets. For the year ended October 31, 1997, the fee pursuant to such Management Agreement aggregated $1,696,831.

The Manager has entered into a Sub-Advisory Contract (the "Sub-Advisory Contract") with Sociedad General de Negocios y Valores S.A. (the "Argentine Adviser") whereby the Argentine Adviser provides such information, investment recommendations and assistance as the Manager may from time to time reasonably request. Under the Sub-Advisory Contract, the Manager pays the Argentine Adviser a monthly fee, equal to an annualized rate of 0.26% of the Fund's average weekly net assets.

On June 26, 1997, the Manager entered into an agreement with The Zurich Insurance Company ("Zurich"), an international insurance and financial services organization, pursuant to which Zurich will acquire a majority interest in the Manager, and the Manager will form a new global investment organization by combining with Zurich's subsidiary, Zurich Kemper Investments, Inc. and change its name to Scudder Kemper Investments, Inc. Subject to the receipt of the required regulatory and shareholder approvals, the transaction is expected to close by the end of the fourth quarter of 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended October 31, 1997, the amount charged to the Fund by SFAC aggregated $106,168, of which $19,521 was unpaid at October 31, 1997.

The Fund pays each Director not affiliated with the Manager or the Argentine Adviser $6,000 annually, plus specified amounts for attended board and committee meetings. For the year ended October 31, 1997, Directors' fees and expenses aggregated $80,239.

[Logo] The Argentina Fund, Inc.
Notes to Financial Statements
================================================================================

Until October 1, 1997, the Fund's Board of Directors had a board of independent advisors ("Advisory Board"). Each member of the Advisory Board received from the Fund an annual fee of $7,000. The Fund also reimbursed Advisory Board members for travel and out-of-pocket expenses incurred in connection with Advisory Board meetings. For the year ended October 31, 1997, Advisory Board fees and expenses aggregated $23,436. Effective October 1, 1997, the relationship with the Advisory Board was discontinued.

For the year ended October 31, 1997, brokerage commissions on investment transactions amounting to $14,132 were paid by the Fund to Banco General de Negocios, the parent company of the Argentine Adviser.

D. FOREIGN INVESTMENT AND EXCHANGE CONTROLS IN ARGENTINA

Investing in Argentina may involve considerations not typically associated with investing in securities issued by U.S. companies such as more volatile prices and less liquid securities.

Foreign investment in Argentina is regulated by the Foreign Investment Law and the Economic Emergency Law. In general, there are currently no restrictions on the movement of funds into and out of Argentina and repatriation of income and capital gains by the Fund is permitted at any time. Foreign enterprises may obtain domestic credit with the same rights and under the same conditions as domestic enterprises. Generally, there are few restrictions on the Fund's ability, as a foreigner, to invest in Argentine companies. There can be no guarantee, however, that restrictions would not be imposed in the future if governmental authorities determine that financial and economic circumstances justify such restrictions.

[Logo] The Argentina Fund, Inc.
Report of Independent Accountants
================================================================================

TO THE BOARD OF DIRECTORS AND THE SHAREHOLDERS OF THE ARGENTINA FUND, INC.:

We have audited the accompanying statement of assets and liabilities of The Argentina Fund, Inc. including the investment portfolio, as of October 31, 1997, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Argentina Fund, Inc. as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.


                                        COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
December 8, 1997

[Logo] The Argentina Fund, Inc.
Stockholder Meeting Results
================================================================================
The Annual Meeting of Stockholders of the Fund was held on October 28, 1997, at the offices of Scudder, Stevens & Clark, Inc., 25th Floor, 345 Park Avenue (at 51st Street), New York, New York 10154. The following were matters voted upon by Stockholders (the resulting votes for each matter are presented below).

1(A). To approve the new Investment Management, Advisory and Administration Agreement between the Fund and Scudder Kemper Investments, Inc.

                                Number of Votes:
                                ----------------

            For           Against         Abstain        Broker Non-votes*
            ---           -------         -------        -----------------

         6,381,568         48,657          22,608                0


(B). To approve the new Research and Advisory Agreement between Scudder Kemper Investments, Inc. and Sociedad General de Negocios y Valores S.A.

                                Number of Votes:
                                ----------------

            For           Against         Abstain        Broker Non-votes*
            ---           -------         -------        -----------------

         6,373,378         53,857          25,598                0


2.     To elect Directors.

                   Director:                            Number of Votes:
                   ---------                            ----------------
                                                    For             Withheld
                                                    ---             --------
             Nicholas Bratt                      6,404,675           48,158
             Javier A. Gonzalez Fraga            6,398,625           54,208


        Continuing Directors:
        ---------------------
         Ronaldo A. da Frota Nogueira
         Dr. Susan Kaufman Purcell
         Wilson Nolen

3. To ratify the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.

                                Number of Votes:
                                ----------------

                     For              Against         Abstain
                     ---              -------         -------

                  5,741,596            35,788         675,449

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

[Logo] The Argentina Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
The Plan

   The Fund's Dividend Reinvestment and Cash Purchase Plan (the "Plan") offers you an automatic way to reinvest your dividends and capital gains distributions in shares of the Fund. The Plan also provides for cash investments in Fund shares of $100 to $3,000 semiannually through State Street Bank and Trust Company, the Plan Agent.

Automatic Participation

   Each shareholder of record is automatically a participant in the Plan unless the shareholder has instructed the Plan Agent in writing otherwise. Such a notice must be received by the Plan Agent not less than 10 days prior to the record date for a dividend or distribution in order to be effective with respect to that dividend or distribution. A notice which is not received by that time will be effective only with respect to subsequent dividends and distributions.

   Shareholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the shareholder by State Street Bank and Trust Company, as dividend paying agent.

Shares Held by a Nominee

   If your shares are held in the name of a brokerage firm, bank, or other nominee as the shareholder of record, please consult your nominee (or any successor nominee) to determine whether it is participating in the Plan on your behalf. Many nominees are generally authorized to receive cash dividends unless they are specifically instructed by a client to reinvest. If you would like your nominee to participate in the Plan on your behalf, you should give your nominee instructions to that effect as soon as possible.

Pricing of Dividends and Distributions

   If the market price per share on the payment date for the dividend or distribution or, if that date is not a New York Stock Exchange trading date, the next preceding trading date (the "Valuation Date") equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at the greater of the following on the Valuation Date: (a) net asset value, or (b) 95% of the market price. If the net asset value exceeds the market price of Fund shares at such time, participants in the Plan are considered to have elected to receive shares of stock from the Fund, valued at market price, on the Valuation Date. In either case, for Federal income tax purposes, the shareholder receives a distribution equal to the market value on Valuation Date of new shares issued. State and local taxes may also apply. If the Fund should declare an income dividend or net capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' account on, or shortly after, the payment date.

Voluntary Cash Purchases

   Participants in the Plan have the option of making additional cash payments to the Plan Agent, semiannually, in any amount from $100 to $3,000, for investment in the Fund's shares. The Plan Agent will use all such monies received from participants to purchase Fund shares in the open market on or about February 15 and August 15. Any voluntary cash payments received more than 30 days prior to these dates will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before February 15, or

[Logo] The Argentina Fund, Inc.
Dividend Reinvestment and Cash Purchase Plan
================================================================================
August 15, as the case may be. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent notless than 48 hours before such payment is to be invested.

Participant Plan Accounts

   The Plan Agent maintains all participant accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by participants for personal and tax records. Shares in the account of each plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each participant will be able to vote those shares purchased pursuant to the Plan at a shareholder meeting or by proxy.

No Service Fee to Reinvest

   There is no service fee charged to participants for reinvesting dividends or distributions from net realized capital gains. The Plan Agent's fees for the handling of the reinvestment of dividends and capital gains distributions will be paid by the Fund. There will be no brokerage commissions with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in stock or in cash. However, participants will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of any dividends or capital gains distributions payable only in cash.

Costs for Cash Purchases

   With respect to purchases of Fund shares from voluntary cash payments, the Plan Agent will charge $0.75 for each such purchase for a participant. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases of Fund shares in connection with voluntary cash payments made by the participant.

   Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and pro-rating the lower commission thus attainable.

Amendment or Termination

   The Fund and the Plan Agent each reserve the right to terminate the Plan. Notice of the termination will be sent to the participants of the Plan at least 30 days before the record date for a dividend or distribution. The Plan also may be amended by the Fund or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by giving at least 30 days' written notice to participants in the Plan.

   A participant may terminate his account under the Plan by written notice to the Plan Agent. If the written notice is received 10 days before the record day of any distribution, it will be effective immediately. If received after that date, it will be effective as soon as possible after the reinvestment of the dividend or distribution.

   If a participant elects to sell his shares before the Plan is terminated, the Plan Agent will deduct a $2.50 fee plus brokerage commissions from the sale transaction.

Plan Agent Address and Telephone Number

   You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Argentina Fund, Inc. Dividend Reinvestment and Cash Purchase Plan, c/o State Street Bank and Trust Company, P.O. Box 8209, Boston, MA 02266-8209, 1-800-426-5523.

[Logo] The Argentina Fund, Inc.
Investment Manager
================================================================================
   The investment manager of The Argentina Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and in Tokyo.

   Scudder has been a leader in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the U.S. Securities and Exchange Commission. Scudder's investment company clients include nine other open-end investment companies which invest primarily in foreign securities.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies that invest in foreign securities: The Brazil Fund, The Korea Fund, Scudder Global High Income Fund, Scudder New Asia Fund, Scudder New Europe Fund and Scudder Spain and Portugal Fund are traded on the New York Stock Exchange.

[Logo] The Argentina Fund, Inc.
Advisory Board
================================================================================
   At a meeting of the Board of Directors held on July 29, 1997, it was decided to discontinue the advisory board, effective October 1, 1997.


DIRECTORS AND OFFICERS
================================================================================

NICHOLAS BRATT*
    Chairman of the Board, President, and Director

JAVIER A. GONZALEZ FRAGA
    Director

RONALDO A. DA FROTA NOGUEIRA
    Director

MR. WILSON NOLEN
    Director

DR. SUSAN KAUFMAN PURCELL
    Director

JOSE E. ROHM
    Honorary Director

PAUL J. ELMLINGER*
    Vice President and Assistant Secretary

EDMUND B. GAMES, JR.*
    Vice President

BRUCE H. GOLDFARB*
    Vice President

JUDITH A. HANNAWAY*
    Vice President

JERARD K. HARTMAN*
    Vice President

DAVID S. LEE*
    Vice President

LUIS R. LUIS*
    Vice President

PAMELA A. McGRATH*
    Vice President and Treasurer

THOMAS F. McDONOUGH*
    Vice President and Secretary

EDWARD J. O'CONNELL*
    Vice President and Assistant Treasurer

* Scudder, Stevens & Clark, Inc.